Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

SECOND QUARTER 2025 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, July 30, 2025 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE; NYSE Texas: CRK) today reported financial and operating results for the quarter ended June 30, 2025.

Highlights of 2025's Second Quarter

•
Higher natural gas prices in the second quarter drove improved financial results in the quarter.
•
Natural gas and oil sales, including realized hedging gains, were $344 million for the quarter.
•
Operating cash flow was $210 million or $0.71 per diluted share.
•
Adjusted EBITDAX for the quarter was $260 million.
•
Adjusted net income was $40.0 million or $0.13 per diluted share for the quarter.
•
Five Western Haynesville wells turned to sales in the second quarter.
•
These wells had an average lateral length of 10,897 feet and an average per well initial production rate of 36 MMcf per day.
•
The five wells were drilled and completed at an average per well cost of $2,647 per completed lateral foot.
•
Comstock has turned 21 wells to sales to date in 2025 in its Legacy Haynesville area with an average lateral length of 11,803 feet and a per well initial production rate of 25 MMcf per day.

Financial Results for the Three Months Ended June 30, 2025

During the second quarter of 2025, Comstock realized $3.02 per Mcf before hedging and $3.06 per Mcf after hedging for its natural gas production of 112 Bcf. As a result, Comstock's natural gas and oil sales in the second quarter of 2025 increased to $344.3 million (including realized hedging gains of $4.3 million). Operating cash flow (excluding changes in working capital) generated in the second quarter of 2025 was $209.6 million, and net income for the second quarter was $130.7 million or $0.44 per diluted share. The net income in the quarter included a pre-tax $231.6 million unrealized gain on hedging contracts held for price risk management resulting from the change in future natural gas prices since the first quarter of 2025. Excluding this item, adjusted net income for the second quarter of 2025 was $40.0 million, or $0.13 per diluted share.

Comstock's production cost per Mcfe in the second quarter averaged $0.80 per Mcfe, which was comprised of $0.37 for gathering and transportation costs, $0.28 for lease operating costs, $0.09 for production and other taxes and $0.06 for cash general and administrative expenses. Comstock's unhedged operating margin was 73% in the second quarter of 2025 and 74% after hedging.

Financial Results for the Six Months Ended June 30, 2025

For the six months ended June 30, 2025, Comstock realized $3.31 per Mcf before hedging and $3.29 per Mcf after hedging for its natural gas production of 227 Bcf. Natural gas and oil sales for the six months ended June 30, 2025 totaled $749.3 million (including realized hedging losses of $3.7 million). Operating cash flow (excluding changes in working capital) generated during the first six months of 2025 was $448.6 million, and net income was $15.3 million or $0.05 per diluted share. Net income during the first six months of 2025 included a pre-tax $90.8 million unrealized loss on hedging contracts held for risk management. Excluding this item and exploration expense, adjusted net income for the six months ended June 30, 2025 was $93.9 million or $0.32 per diluted share.

Comstock's production cost per Mcfe during the six months ended June 30, 2025 averaged $0.82 per Mcfe, which was comprised of $0.37 for gathering and transportation costs, $0.29 for lease operating costs, $0.10 for production and other taxes and $0.06 for cash general and administrative expenses. Comstock's unhedged and hedged operating margin was 75% during the first six months of 2025.

Drilling Results

Comstock drilled twelve (10.6 net) operated horizontal Haynesville/Bossier shale wells in the second quarter of 2025, which had an average lateral length of 10,388 feet. Comstock turned thirteen (12.0 net) operated wells to sales in the second quarter of 2025.

Since its last operational update in May 2025, Comstock has turned twelve (11.0 net) operated Haynesville/Bossier shale wells to sales. These wells had initial production rates that averaged 29 MMcf per day. The completed lateral length of these wells averaged 10,939 feet. Included in the wells turned to sales were four more successful Western Haynesville wells:

Well	Vertical Depth (feet)	Completed Lateral (feet)	Initial Production Rate (MMcf per day)

Menn PB #1	16,262	10,926	38
Jennings Loehr #1	15,582	12,106	34
Jennings FSRA #1	14,760	12,045	28
Bell Meyer #1	18,762	9,100	41

Other

Comstock and NextEra Energy Resources, LLC, a unit of NextEra Energy, Inc. (NYSE: NEE) are collaborating to explore the potential development of power generation assets near Comstock's growing Western Haynesville area. The joint project will look to integrate Comstock's growing natural gas supply and its natural gas gathering and processing and pipeline assets in its Western Haynesville area to support reliable energy solutions to potential data center customers.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on July 31, 2025, to discuss the second quarter 2025 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at:

https://register-conf.media-server.com/register/BI4a6aefc65c284c6190c230cdebdf9088.

Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/537xytab.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on July 31, 2025. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/537xytab.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the NYSE and the NYSE Texas under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Natural gas sales	$339,225	$216,527	$751,511	$503,610
Oil sales	741	1,074	1,443	1,950
Total natural gas and oil sales	339,966	217,601	752,954	505,560
Gas services	130,296	29,229	230,162	77,042
Total revenues	470,262	246,830	983,116	582,602
Operating expenses:
Production and ad valorem taxes	10,555	19,244	21,734	37,152
Gathering and transportation	41,759	49,361	84,376	96,460
Lease operating	31,109	34,805	66,109	69,877
Exploration	—	—	2,150	—
Depreciation, depletion and amortization	158,379	194,242	326,270	384,931
Gas services	126,714	31,494	243,483	80,174
General and administrative	12,300	10,177	23,380	19,348
Total operating expenses	380,816	339,323	767,502	687,942
Operating income (loss)	89,446	(92,493)	215,614	(105,340)
Other income (expenses):
Gain (loss) from derivative financial instruments	235,847	(25,252)	(94,492)	14,055
Other income	2,100	322	2,439	653
Interest expense	(55,178)	(51,932)	(110,015)	(101,489)
Total other income (expenses)	182,769	(76,862)	(202,068)	(86,781)
Income (loss) before income taxes	272,215	(169,355)	13,546	(192,121)
(Provision for) benefit from income taxes	(141,487)	46,106	1,789	54,398
Net income (loss)	130,728	(123,249)	15,335	(137,723)
Net income attributable to noncontrolling interest	(5,886)	(3,061)	(11,771)	(4,908)
Net income (loss) available to the Company	$124,842	$(126,310)	$3,564	$(142,631)

Net income (loss) per share
Basic	$0.45	$(0.43)	$0.05	$(0.49)
Diluted	$0.44	$(0.43)	$0.05	$(0.49)
Weighted average shares outstanding:
Basic	290,604	289,670	290,455	283,816
Diluted	294,247	289,670	294,026	283,816

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
Natural gas production (MMcf)	112,164	130,861	227,193	270,304
Oil production (Mbbls)	13	15	23	27
Total production (MMcfe)	112,238	130,949	227,329	270,464

Natural gas sales	$339,225	$216,527	$751,511	$503,610
Natural gas hedging settlements (1)	4,286	60,552	(3,673)	108,547
Total natural gas including hedging	343,511	277,079	747,838	612,157
Oil sales	741	1,074	1,443	1,950
Total natural gas and oil sales including hedging	$344,252	$278,153	$749,281	$614,107

Average natural gas price (per Mcf)	$3.02	$1.65	$3.31	$1.86
Average natural gas price including hedging (per Mcf)	$3.06	$2.12	$3.29	$2.26
Average oil price (per barrel)	$57.00	$71.60	$62.74	$72.22
Average price (per Mcfe)	$3.03	$1.66	$3.31	$1.87
Average price including hedging (per Mcfe)	$3.07	$2.12	$3.30	$2.27

Production and ad valorem taxes	$10,555	$19,244	$21,734	$37,152
Gathering and transportation	41,759	49,361	84,376	96,460
Lease operating	31,109	34,805	66,109	69,877
Cash general and administrative (2)	6,771	6,095	13,411	11,850
Total production costs	$90,194	$109,505	$185,630	$215,339

Production and ad valorem taxes (per Mcfe)	$0.09	$0.14	$0.10	$0.13
Gathering and transportation (per Mcfe)	0.37	0.38	0.37	0.36
Lease operating (per Mcfe)	0.28	0.27	0.29	0.26
Cash general and administrative (per Mcfe)	0.06	0.05	0.06	0.04
Total production costs (per Mcfe)	$0.80	$0.84	$0.82	$0.79

Unhedged operating margin	73%	50%	75%	57%
Hedged operating margin	74%	61%	75%	65%

Gas services revenue	$130,296	$29,229	$230,162	$77,042
Gas services expenses	126,714	31,494	243,483	80,174
Gas services margin	$3,582	$(2,265)	$(13,321)	$(3,132)

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$9,932	$9,694	$19,616	$79,138
Total natural gas and oil properties acquisitions	$9,932	$9,694	$19,616	$79,138
Exploration and Development:
Development leasehold	$5,295	$2,592	$8,851	$6,530
Exploratory drilling and completion	130,997	52,392	231,104	158,848
Development drilling and completion	123,991	151,350	269,569	297,143
Other development costs	7,919	14,685	8,434	14,722
Total exploration and development capital expenditures	$268,202	$221,019	$517,958	$477,243

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
ADJUSTED NET INCOME (LOSS):
Net income (loss)	$130,728	$(123,249)	$15,335	$(137,723)
Unrealized (gain) loss from derivative financial instruments	(231,561)	85,804	90,819	94,492
Exploration expense	—	—	2,150	—
Adjustment to income taxes	140,873	(20,769)	(14,419)	(23,521)
Adjusted net income (loss) (1)	$40,040	$(58,214)	$93,885	$(66,752)

Adjusted net income (loss) per share (2)	$0.13	$(0.20)	$0.32	$(0.24)
Diluted shares outstanding	294,247	289,670	294,026	283,816

ADJUSTED EBITDAX:
Net income (loss)	$130,728	$(123,249)	$15,335	$(137,723)
Interest expense	55,178	51,932	110,015	101,489
Income taxes	141,487	(46,106)	(1,789)	(54,398)
Depreciation, depletion, and amortization	158,379	194,242	326,270	384,931
Exploration	—	—	2,150	—
Unrealized (gain) loss from derivative financial instruments	(231,561)	85,804	90,819	94,492
Stock-based compensation	5,529	4,082	9,971	7,497
Total Adjusted EBITDAX (3)	$259,740	$166,705	$552,771	$396,288

(1)
Adjusted net income (loss) is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, exploration expense and other unusual items.
(2)
Adjusted net income (loss) per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, unrealized gains and losses on derivative financial instruments and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
OPERATING CASH FLOW (1):
Net income (loss)	$130,728	$(123,249)	$15,335	$(137,723)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(231,561)	85,804	90,819	94,492
Deferred income taxes	143,586	(46,144)	310	(54,431)
Depreciation, depletion and amortization	158,379	194,242	326,270	384,931
Amortization of debt discount and issuance costs	2,975	3,399	5,919	5,383
Stock-based compensation	5,529	4,082	9,971	7,497
Operating cash flow	$209,636	$118,134	$448,624	$300,149
(Increase) decrease in accounts receivable	34,978	(23,187)	1,318	76,231
(Increase) decrease in other current assets	25,322	(730)	25,881	4,846
Increase (decrease) in accounts payable and accrued expenses	77,628	(10,642)	46,487	(126,112)
Net cash provided by operating activities	$347,564	$83,575	$522,310	$255,114

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
FREE CASH FLOW (DEFICIT)(2):
Operating cash flow	$209,636	$118,134	$448,624	$300,149
Less:
Exploration and development capital expenditures	(268,202)	(221,019)	(517,958)	(477,243)
Midstream capital expenditures	(54,272)	(11,190)	(102,940)	(16,488)
Other capital reimbursements (expenditures)	848	(942)	762	(971)
Contributions from midstream partner	33,000	11,000	92,500	17,000
Free cash deficit from operations	$(78,990)	$(104,017)	$(79,012)	$(177,553)
Acquisitions	(9,932)	(9,694)	(19,616)	(79,138)
Free cash deficit after acquisitions	$(88,922)	$(113,711)	$(98,628)	$(256,691)

(1)
Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)
Free cash deficit from operations and free cash deficit after acquisitions are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, midstream and other capital expenditures, contributions from its midstream partner, proved and unproved property acquisitions, and proceeds from divestiture of natural gas and oil properties.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2025	December 31, 2024
ASSETS
Cash and cash equivalents	$25,859	$6,799
Accounts receivable	173,528	174,846
Derivative financial instruments	136	4,865
Other current assets	69,456	97,524
Total current assets	268,979	284,034
Property and equipment, net	6,002,010	5,688,389
Goodwill	335,897	335,897
Operating lease right-of-use assets	87,838	73,777
Derivative financial instruments	139	—
	$6,694,863	$6,382,097

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$460,062	$421,814
Accrued costs	151,798	146,173
Operating leases	48,378	35,927
Derivative financial instruments	87,909	8,940
Total current liabilities	748,147	612,854
Long-term debt	3,018,009	2,952,090
Deferred income taxes	345,426	345,116
Derivative financial instruments	74,017	66,757
Long-term operating leases	39,389	37,740
Asset retirement obligation	35,008	33,996
Total liabilities	4,259,996	4,048,553
Stockholders' Equity:
Common stock	146,535	146,130
Additional paid-in capital	1,364,857	1,366,274
Accumulated earnings	732,183	728,619
Total stockholders' equity attributable to Comstock	2,243,575	2,241,023
Noncontrolling interest	191,292	92,521
Total stockholders' equity	2,434,867	2,333,544
	$6,694,863	$6,382,097